Exhibit 10.7

MASTER SECURITY AGREEMENT
dated as of April 23, 2012

THIS MASTER SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is between General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party") and Apio, Inc., a corporation organized and existing under the laws of the state of Delaware ("Debtor").  Secured Party has an office at 4 Park Plaza, Suite 1400, Irvine, CA 92614.  Debtor's mailing address is P.O. Box 727, Guadalupe, CA 93434 and chief executive office is 4575 West Main Street, Guadalupe, CA 93434.  This Agreement contains the general terms that apply to financing that may be provided from time to time by Secured Party to Debtor.  Additional terms that apply to the financing and the Collateral (as defined below) shall be contained on a Collateral Schedule (as defined below) and a Note (as defined below).  Each Collateral Schedule and the terms of this Agreement incorporated therein by reference are collectively referred to as a "CSMA".  Each CSMA and each Note entered into in connection with that CSMA (as any of the same may be amended, supplemented or otherwise modified from time to time) are collectively referred to as a "Loan".  Each Loan is a separate and independent transaction and contractual obligation between Debtor and Secured Party.  Debtor hereby acknowledges and agrees that (a) Secured Party, or (b) any entity that is an affiliate or subsidiary of Secured Party or any other entity (each, an “Other Secured Party”), may from time to time directly enter into and execute a Collateral Schedule, and such Secured Party or Other Secured Party shall be the named “Secured Party” under such Collateral Schedule and the related Note, CSMA, Loan and any other related Debt Documents (defined below).  Any Other Secured Party (including its successors and assigns) may appoint agents (including Secured Party) to act on its behalf.  Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms as set forth in the applicable Collateral Schedule or (as the case may be) Note.

1.        CREATION AND GRANT OF SECURITY INTEREST.

Debtor grants to Secured Party and the other Secured Party Entities (as defined below), and their respective successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future executed pursuant hereto and made a part hereof (each a "Collateral Schedule"), and in and against any and all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral").  This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, any Other Secured Party, any affiliates (including without limitation, any direct or indirect parent, subsidiary or sister entity), successors, assignees of Secured Party or any Other Secured Party (collectively, “Secured Party Entities”), now existing or arising in the future, in connection with the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "Indebtedness").  Debtor acknowledges and agrees that Secured Party and the other Secured Party Entities may perfect the security interest hereunder and under any CSMA directly or through any current or future agents, representatives or bailees.

2.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

(a)      Debtor's exact legal name and jurisdiction of organization or formation is as set forth in the preamble of this Agreement and such jurisdiction is Debtor’s “location” (within the meaning given to such term in Article 9 of the Uniform Commercial Code).  Debtor is, and will remain, (i) validly existing and in good standing under the laws of the state or (as the case may be) commonwealth of its formation (specified in the preamble of this Agreement) and (ii) a “registered organization” (within the meaning given to such term in Article 9 of the Uniform Commercial Code).  Debtor has, and will maintain, its chief executive office at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations.  Debtor will not change its state or (as the case may be) commonwealth of incorporation or organization or its name as it appears in official filings in the state or (as the case may be) commonwealth of its incorporation or organization or its “location” (within the meaning given to such term in Article 9 of the Uniform Commercial Code) without, in each case, giving Secured Party at least twenty (20) days' prior written notice;

(b)      Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Collateral Schedule, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "Debt Documents");

(c)      This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d)      No approval, consent or withholding of objections is required from, and no notice is required to be given to, any governmental authority or instrumentality, or any other person or entity, with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e)      The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party, in each case the breach or default of which would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the financial condition of Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents as and when due (a “Material Adverse Effect”);

(f)      There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which are reasonably likely to be adversely determined, and if adversely determined could, in the aggregate, reasonably be expected to have a Material Adverse Effect, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g)      All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtor's financial condition; and

(h)      Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

3.        COLLATERAL.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

(a)      Until the declaration of any Event of Default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession.  Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice.  If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral. Notwithstanding anything to the contrary contained in this Agreement, Debtor shall have the right to dispose of Collateral consisting of worn-out, obsolete or surplus equipment having a book value not exceeding $100,000 in the aggregate in any fiscal year of Debtor.

(b)      The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "Permitted Liens")

(c)      The Collateral is, and will be, (i) used only in Debtor’s trade or business (and not for personal, family or household purposes), (ii) maintained in good operating order and repair, normal wear and tear excepted, and Debtor is not, and will not be, negligent in its care or use, (iii) used and maintained in compliance with manufacturers recommendations and all applicable laws, and (iv) personal property that is solely and lawfully owned and possessed by Debtor, and Debtor has the sole right to grant the security interest in the Collateral as described herein.

(d)      Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral. Notwithstanding anything to the contrary contained in this Agreement, Debtor shall have the right to dispose of Collateral consisting of worn-out, obsolete or surplus equipment having a book value not exceeding $100,000 in the aggregate in any fiscal year of Debtor.

(e)      Except for those contested in good faith by appropriate proceedings, diligently conducted, for which adequate reserves are maintained on the books of Debtor, and for which Secured Party has determined that there does not exist any material risk of confiscation, forfeiture or seizure of any of the Collateral, Debtor shall report and pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, operation, purchase, ownership, delivery, leasing or possession thereof, or on this Agreement or any of the other Debt Documents (or any receipts hereunder and thereunder), by any governmental entity or taxing authority during or related to the term of this Agreement, or to any other period during which Debtor had use or possession of the Collateral, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (collectively "Taxes").  Debtor shall have no liability for Taxes imposed by the United States of America or any state or political subdivision thereof which are on or measured by the net income of Secured Party.  Debtor shall promptly reimburse Secured Party (on an after-tax basis) for any Taxes charged to or assessed against or paid by Secured Party.  Debtor shall send Secured Party a copy of each report or return and evidence of Debtor's payment of Taxes upon request by Secured Party.  At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents.  Debtor agrees to reimburse Secured Party, within ten (10) days after demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

(f)      Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

(g)      Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, Secured Party.

4.      INSURANCE.

(a)      Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b)      Debtor agrees, at its own expense, to keep the Collateral insured with companies reasonably acceptable to Secured Party for such amounts and against such hazards as Secured Party may require, including, but not limited to, all risks physical damage insurance for the Collateral itself, including, but not limited to, loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision.  The physical insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party.  Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage.  Each policy shall name Secured Party as loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days' prior written notice to Secured Party.  Debtor irrevocably appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments.  Debtor may not make adjustments with insurers except with Secured Party's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).  Secured Party shall not act as Debtor's attorney-in-fact unless an Event of Default has occurred and is continuing.  Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness under the Debt Documents.

5.     REPORTS.

(a)      Debtor shall promptly notify Secured Party (i) at least twenty (20) days' prior to any change in the name of Debtor, (ii) at least twenty (20) days' prior to any change in the state of its incorporation, organization or registration or in its “location” (within the meaning given to such term in Article 9 of the Uniform Commercial Code), (iii) at least thirty (30) days' prior to any relocation of its chief executive offices, (iv) at least twenty (20) days' prior to any permanent or indefinite relocation of any of the Collateral from the location(s) specified in its applicable Collateral Schedule, (v) immediately upon any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) immediately upon Debtor becoming aware of any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b)      Debtor will deliver or make available to Secured Party complete financial statements of Debtor and any guarantor or surety for the obligations under any Loan (each a "Guarantor", and collectively, the "Guarantors"), prepared in accordance with generally accepted accounting principles, consistently applied, certified by a recognized firm of certified public accountants within ninety (90) days of the close of each fiscal year of Debtor, together with a certificate of an authorized officer of Debtor stating that such officer has reviewed the activities of Debtor and that to the best of such officer's knowledge, there exists no Event of Default or event which with notice or lapse of time (or both) would become an Event of Default.  In addition, Debtor will deliver to Secured Party copies of Debtor's and any Guarantor's, if applicable, quarterly financial report certified by the chief financial officer of Debtor, within ninety (90) days of the close of each fiscal quarter of Debtor.  Debtor will deliver or make available to Secured Party all Forms 10-K and 10-Q, if any, filed with the Securities and Exchange Commission within thirty (30) days after the date on which they are filed (it being understood that to the extent the same are properly filed on EDGAR they shall be deemed delivered to Secured Party on the date on which the same are filed on EDGAR).  Documents required to be delivered pursuant to this paragraph (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) shall be deemed to have been delivered on the date (i) on which Debtor (or its parent corporation) posts such documents, or provides a link thereto on Debtor’s (or its parent’s) website on the internet at the website address “www.landec.com” (or any successor page notified to Secured Party); or (ii) on which such documents are posted on Debtor’s (or its parent’s) behalf on an Internet or intranet website, if any, to which Secured Party has access.

6.      FURTHER ASSURANCES.

(a)      Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement.  Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary by Secured Party to continue in Secured Party a perfected first priority security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, Secured Party waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

(b)      Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code.  Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral.  Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement and any applicable CSMA with respect to the Collateral.  Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

(c) DEBTOR HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS EACH OF SECURED PARTY AND ITS AFFILIATES, SUCCESSORS AND ASSIGNS, AND ALL OF SECURED PARTY’S AND SUCH AFFILIATES’, SUCCESSORS’ AND ASSIGNS’ RESPECTIVE DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, AGENTS, PREDECESSORS, ATTORNEYS-IN-FACT AND LAWYERS (EACH AN “INDEMNIFIED PARTY”) (ON AN AFTER TAX BASIS) FROM AND AGAINST ANY AND ALL LOSSES, DISPUTES, PENALTIES, CLAIMS, EXPENSES (INCLUDING WITHOUT LIMITATION LEGAL EXPENSES, INCLUDING, BUT NOT LIMITED TO, THOSE INCURRED IN CONNECTION WITH RESPONDING TO SUBPOENAS, THIRD PARTY OR OTHERWISE) DAMAGES AND LIABILITIES (INCLUDING WITHOUT LIMITATION ENVIRONMENTAL LIABILITIES) OF WHATSOEVER KIND AND NATURE ARISING OUT OF OR IN CONNECTION WITH OR RELATING TO THE COLLATERAL,  THIS AGREEMENT OR ANY LOAN OR ANY OTHER DEBT DOCUMENT (AS DEFINED IN SECTION 2 HEREOF) (COLLECTIVELY, “CLAIMS”), REGARDLESS OF WHETHER SUCH INDEMNIFIED PARTY IS A PARTY THERETO AND WHETHER IN LAW OR EQUITY, OR IN CONTRACT, TORT OR OTHERWISE; PROVIDED, HOWEVER, THAT NO INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNITY HEREUNDER IN RESPECT OF ANY CLAIM TO THE EXTENT THAT THE SAME IS FOUND BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED DIRECTLY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.  This indemnity shall include, but is not limited to, Secured Party’s strict liability in tort or otherwise, including Claims that may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Collateral, the ownership of Collateral and the delivery, lease, sublease, chartering, possession, maintenance, use, non-use, financing, mortgaging, control, insurance, testing, condition, titling or re-titling, registration or re-registration, removal, repossession, sale (including all costs, incurred in making Collateral ready for sale after the exercise of remedies as a result of an Event of Default), operation or design of Collateral (including, without limitation, latent and other defects, whether or not discoverable by Secured Party or Debtor and any claim for patent, trademark or copyright infringement or environmental damage or criminal acts, hijacking, acts of terrorism or similar acts), any interchanging or pooling of any parts of the Collateral, if applicable; (ii) any breach of Debtor's or any Guarantor's representations or obligations under any Loan or any other Debt Document or any guaranty, or the failure by Debtor to comply with any term, provision or covenant contained in any Loan or any other Debt Document or with any applicable law, rule or regulation with respect to the Collateral, or the nonconformity of the Collateral or its operation with any applicable law; (iv) any actions brought against any Indemnified Party that arise out of Debtor’s or any Guarantor's actions or omissions (or actions or omissions of Debtor's or Guarantor's agents); or (v) reliance by any Indemnified Party on any representation or warranty made or deemed made by Debtor or any Guarantor (or any of their officers) under or in connection with any Loan or any other Debt Document, or any report or other information delivered by Debtor or Guarantor pursuant hereto which shall have been incorrect in any material respect when made or deemed made or delivered.  Debtor shall pay within ten (10) days after demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any Claims.  Debtor shall, upon request, defend any actions based on, or arising out of, any of the foregoing.  The rights, privileges and indemnities set forth in this Section 6(c) shall survive the expiration or other cancellation or termination of this Agreement.

7.     DEFAULT AND REMEDIES.

(a)      Debtor shall be in default under this Agreement and under any Loan upon the occurrence of any of the following (each an "Event of Default", and collectively, the "Events of Default"):

(i)	Debtor fails to pay within ten (10) days after its due date any installment or other amount due under any of the Debt Documents;
(ii)	Debtor, without the prior written consent of Secured Party, attempts to or does sell all or any fractional interest in, rent, lease, license, charter, mortgage, assign, grant a lien on or security interest in, or otherwise transfer or encumber (except for Permitted Liens and dispositions otherwise specifically permitted in writing in this Agreement) any of the Collateral or any part thereof;
(iii)	Debtor breaches any of its insurance obligations under this Agreement or under any other Debt Documents;
(iv)	Debtor breaches any of its other obligations under any of the Debt Documents (other than those described elsewhere in this Section 7(a)) and fails to cure that breach within thirty (30) days after written notice from Secured Party; provided, however, that, if the failure stated in such notice cannot be corrected within such 30-day period, Secured Party will not unreasonably withhold its consent to an extension of such time, not to exceed thirty (30) additional days, if (A) Secured Party determines in its sole discretion, such failure is capable of being cured, (B) at such time there exists no other Event of Default hereunder, and (C) corrective action is instituted by Debtor, within the applicable period and diligently pursued until the default is corrected;
(v)	any warranty, representation or statement made by Debtor or any Guarantor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made or furnished;

(vi)	any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;
(vii)	any “event of default” has occurred and is continuing under any other agreement by and between Debtor or any Guarantor and Secured Party (or any of its affiliates or parent entities);
(viii)	(A) a receiver, custodian or trustee is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors, or Debtor or any Guarantor by any act or omission shall indicate its consent to, approval of or acquiescence in any such appointment of a custodian, receiver or trustee; or (B) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or in the event an involuntary petition is filed against Debtor or any Guarantor and such petition is not dismissed within sixty (60) days, or Debtor or any Guarantor by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application, proceeding, order for relief;
(ix)	Debtor or any Guarantor improperly files, or causes to be filed, an amendment or termination statement relating to a filed financing statement describing the Collateral;
(x)	any Guarantor revokes or attempts to revoke its obligations under any Debt Documents to which it is a party or fails to observe or perform any covenant, condition or agreement to be performed under such Debt Document to which it is a party (after giving effect to any applicable grace periods);
(xi)	Debtor or any Guarantor dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern; or
(xii)	there is any merger, consolidation, reorganization, or change in controlling ownership of Debtor or any Guarantor.

The default declaration shall apply to all Notes, CSMAs and Collateral Schedules unless specifically excepted by Secured Party.  Any provision of this Agreement to the contrary notwithstanding, Secured Party may exercise all rights and remedies hereunder independently with respect to each Loan.

(b)      Upon the occurrence and during the continuance of any Event of Default described in Section 7(a)(viii), any and all of the Indebtedness shall automatically become immediately due and payable, without any action by any person or entity.  Upon the occurrence and during the continuance of any other Event of Default, Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor.  The accelerated obligations and liabilities shall bear interest from the occurrence and during the continuance of the Event of Default (both before and after any judgment) until paid in full at a per annum rate equal to the lower of ten percent (10%) or the maximum rate not prohibited by applicable law (the "Per Diem Interest Rate").  The application of such Per Diem Interest Rate shall not be interpreted or deemed to extend any cure period set forth herein, cure any default or otherwise limit Secured Party's right or remedies hereunder.  Notwithstanding anything to the contrary contained herein, in no event shall this Agreement require the payment or permit the collection of amounts in excess of the maximum permitted by applicable law.

(c)      Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code, and under any other applicable law.  Without limiting the foregoing, Secured Party shall have the right to  (i) [reserved],  (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises,  (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or  (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default.  If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.  Secured Party may also render any or all of the Collateral unusable at Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs.  Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least ten (10) days prior to such action.

(d)      Secured Party shall have the right to any proceeds of sale, lease or other disposition of the Collateral, if any, and the right to apply any amounts so collected or (as the case may be)  otherwise collected from Debtor or Guarantor pursuant to this Section 7 or under any other Debt Document in the following order of priorities:  (i) to pay all of Secured Party's costs, charges and expenses incurred in enforcing its rights under any Debt Document or in taking, removing, holding, repairing, refurbishing, selling, leasing or otherwise disposing of the Collateral; then, (ii) to pay any and all late fees, per diem fees, other such charges due under any Debt Document, any and all interest due under any Debt Document and all amounts owing pursuant to any indemnity claims; then (iii) to pay all principal due under the Loans;  then (iv) to pay all other amounts due and owing to Secured Party under any of the Debt Documents; then (v) any surplus shall be remitted to Debtor or (as the case may be) any other party legally entitled thereto.  Debtor shall remain liable for and pay any deficiency in (i), (ii), (iii) and (iv) immediately upon demand.

(e)      Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under any Debt Document, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

(f)      Secured Party's rights and remedies under this Agreement and the other Debt Documents or otherwise arising are cumulative and nonexclusive of any other rights and remedies that Secured Party may have under any other agreement or at law or in equity and may be exercised individually or concurrently, and any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute.  Neither the failure nor any delay on the part of Secured Party to exercise any right, power or privilege under this Agreement or any other Debt Document shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege.  SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER DEBT DOCUMENT UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  Except as provided in Section 7(c) above, Debtor waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising, and any other notice required to be given under the Uniform Commercial Code.  Secured Party shall have no obligation to marshal any of the Collateral.

(g)      Any Event of Default under the terms of this Agreement, any other Debt Document or any other agreement between Secured Party and Debtor may be declared by Secured Party a default under this Agreement, any other Debt Document and any such other agreement between Secured Party and Debtor.

8.      MISCELLANEOUS.

(a)      This Agreement, any Note, Collateral Schedule and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives and agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment, claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever.  Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party.  Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.  DEBTOR SHALL NOT SELL, TRANSFER, ASSIGN, OR OTHERWISE ENCUMBER ANY OF DEBTOR’S RIGHTS, OBLIGATIONS OR INTERESTS UNDER THIS AGREEMENT, ANY NOTE, COLLATERAL SCHEDULE OR OTHER DEBT DOCUMENT, WITHOUT THE PRIOR WRITTEN CONSENT OF SECURED PARTY.

(b)      All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given  (i) on the date of receipt if delivered in hand or by facsimile transmission,  (ii) on the next business day after being sent by express mail, and  (iii) on the fourth business day after being sent by regular, registered or certified mail.  As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c)      Upon notice to Debtor, Secured Party may correct patent errors and fill in all blanks in this Agreement, in any Collateral Schedule or in any other Debt Document consistent with the agreement of the parties.

(d)      Time is of the essence of this Agreement.  This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(e)      The unenforceability of any provisions hereof or of the Debt Documents shall not affect the validity of any other provision hereof or thereof.

(f)      Debtor hereby acknowledges and agrees that Secured Party reserves the right to impose fees or charges for returned checks and certain optional services that Secured Party may offer or provide to Debtor during the term of this Agreement.  Secured Party will notify Debtor the amount of the applicable fee or charge if Debtor requests such optional services.  In addition, Secured Party may make available to Debtor a schedule of fees or charges for such optional services from time to time or upon demand, provided, however, that such fees and charges are subject to change in Secured Party's sole discretion without notice to Debtor.

(g)      This Agreement and its Collateral Schedules and related Notes constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter.  THIS AGREEMENT AND ITS COLLATERAL SCHEDULES AND RELATED NOTES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES.  Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(h)      This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee.  The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future.  This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(i)      DEBTOR AND SECURED PARTY HEREBY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE DEBT DOCUMENTS, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).  THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS OR ANY OTHER DOCUMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION.  IN THE EVENT OF ANY LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.  DEBTOR IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH AND WITH THE DEBT DOCUMENTS (COLLECTIVELY, THE "PROCEEDINGS"), AND DEBTOR FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS).  DEBTOR IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MIGHT NOW OR HEREAFTER HAVE TO THE ABOVE-NAMED COURTS BEING NOMINATED AS THE EXCLUSIVE FORUM TO HEAR AND DETERMINE ANY SUCH PROCEEDINGS AND AGREES NOT TO CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT IT OR ITS PROPERTY IS IMMUNE FROM LEGAL PROCESS FOR ANY REASON WHATSOEVER, THAT ANY SUCH COURT IS NOT A CONVENIENT OR APPROPRIATE FORUM IN EACH CASE WHETHER ON THE GROUNDS OF VENUE OR FORUM NON-CONVENIENS OR OTHERWISE.  DEBTOR ACKNOWLEDGES THAT BRINGING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS SET FORTH ABOVE WILL CAUSE IRREPARABLE HARM TO SECURED PARTY WHICH COULD NOT ADEQUATELY BE COMPENSATED BY MONETARY DAMAGES, AND, AS SUCH, DEBTOR AGREES THAT, IN ADDITION TO ANY OF THE REMEDIES TO WHICH SECURED PARTY MAY BE ENTITLED AT LAW OR IN EQUITY, SECURED PARTY WILL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS (WITHOUT THE POSTING OF ANY BOND AND WITHOUT PROOF OF ACTUAL DAMAGES) TO ENJOIN THE PROSECUTION OF ANY SUCH PROCEEDINGS IN ANY OTHER COURT.  Notwithstanding the foregoing, Secured Party shall have the right to apply to a court of competent jurisdiction in the United States of America or abroad for equitable relief as is necessary to preserve, protect and enforce its rights under this Agreement and any other Debt Document, including, but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against Debtor, any Guarantor or the collateral pledged to Secured Party pursuant to any Debt Document or to gain possession of such collateral.

(k)      This Agreement and any amendments, waivers, consents or supplements hereto in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, all of which taken together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed signature page of this Agreement or any delivery contemplated hereby by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart thereof.

(l)       To the extent that any Note and Collateral Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a such Note and Collateral Schedule executed pursuant to this Agreement and incorporating this Agreement by reference.

(m)     Debtor authorizes Secured Party and its representatives to contact and communicate with Debtor and provide Debtor with information and notices relating to Secured Party’s services and products from time to time, including, without limitation, solicitations and/or materials advertising the commercial availability, price or quality of goods, property or services, via facsimile transmission or email.

(n)      Debtor hereby acknowledges that it has not received or relied on any legal, tax, financial or accounting advice from Secured Party and that Debtor has had the opportunity to seek advice from its own advisors and professionals in that regard.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first above written.

SECURED PARTY:
General Electric Capital Corporation

By:	/s/ Kevin Deady	By:	/s/ Gregory S. Skinner

Name:	Kevin Deady	Name:	Gregory S. Skinner

Title:	Sr. Risk Analyst	Title:	V. President

Signature page for Master Security Agreement

COLLATERAL SCHEDULE NO. 8727912-001 (“COLLATERAL SCHEDULE”)
DATED THIS APRIL 23, 2012
BETWEEN GE CAPITAL COMMERCIAL INC.
(TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, IF ANY, “SECURED PARTY”)
AND
APIO, INC.(“DEBTOR”)
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012
BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”)
AND
DEBTOR

Secured Party & Mailing Address:	Debtor & Mailing Address:

GE Capital Commercial Inc. c/o General Electric Capital Corporation	Apio, Inc.
4 Park Plaza, Suite 1400 Irvine, CA 92614	P.O. Box 727 Guadalupe, CA 93434

This Collateral Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms used but not defined herein shall have the meanings assigned to them in, the Master Security Agreement identified above (the “Master Agreement”).  This Collateral Schedule and the terms of the Master Agreement incorporated herein by reference are collectively referred to as the "CSMA").  Among other things, the CSMA describes Collateral (as defined in the Master Agreement) in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Master Agreement) including without limitation that certain Promissory Note dated April 23, 2012, in the original principal amount of  $12,660,000.00 (the “Note”).  The CSMA and the Note (as any of the same may be amended, supplemented or otherwise modified from time to time) are collectively referred to as the “Loan”.  The Loan is a separate and independent transaction and contractual obligation between Debtor and Secured Party, and notwithstanding the existence of other collateral schedules to, and/or promissory notes issued under, the Master Agreement, Secured Party may take enforcement action with respect to this CSMA and the Collateral described herein independently of any other collateral schedule(s) executed pursuant to the Master Agreement. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE ORIGINATING SECURED PARTY UNDER THIS LOAN IS GE CAPITAL COMMERCIAL INC. AND THIS LOAN AND ALL OTHER DEBT DOCUMENTS (IN EACH CASE, SOLELY TO THE EXTENT RELATING TO THIS LOAN) SHALL BE CONSTRUED ACCORDINGLY.  SECURED PARTY SHALL HAVE ALL RIGHTS OF GECC UNDER THE MASTER AGREEMENT.  SECURED PARTY MAY APPOINT AGENTS (INCLUDING GECC) TO ACT ON ITS BEHALF.

A.	DESCRIPTION OF COLLATERAL SCHEDULE COLLATERAL: SEE ATTACHED ANNEX A-1 THROUGH A-5

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, upgrades, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

B.
CERTIFICATION OF ACCEPTANCE:  Debtor hereby certifies and warrants that as of the date set forth below under Debtor’s signature or, if such date is not completed, the date of this Collateral Schedule as set forth above:  (i) all the collateral listed above (the “Collateral Schedule Collateral”) has been delivered and installed (if applicable); (ii) Debtor has inspected the Collateral Schedule Collateral, and all such testing as it deems necessary has been performed by Debtor or the applicable supplier or manufacturer; (iii) Debtor has found all such Collateral Schedule Collateral to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (iv) with respect to new items of Collateral, copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery of the Collateral Schedule Collateral will be provided to Secured Party upon request.

C.
CERTIFICATION OF NO DEFAULT:  Debtor does further certify that as of the date set forth below under Debtor’s signature or, if such date is not completed, the date of this Collateral Schedule as set forth above:  (i) There exists no Event of Default under the Loan; and (ii) the representations and warranties made by Debtor pursuant to or under the Loan are true and correct in all material respects.

D.	DOCUMENTATION FEE: $94,950.00, payable on or before the date of the Note.

E.	Modifications and Additions for this Collateral Schedule Only

1.	For purposes of this Collateral Schedule, the Master Agreement is amended and/or supplemented with the following terms and conditions:

(i)
Preferred Payment Terms.  Credit to Debtor’s account for this Loan may be delayed if payment is (a) not received at the Secured Party’s payment address indicated in Secured Party’s invoice or other instructions from Secured Party from time to time or (b) not accompanied by Secured Party’s invoice number.  Preferred forms of payment include direct debit, wires, company checks and certified checks.  Payment in any other form may delay processing or be returned to Debtor.  Delayed credit may cause Debtor to incur a late payment fee.  All credit for payments of Debtor’s account for this Loan are subject to final payment by the institution on which the item of payment was drawn.

(ii)	Payment Application. Secured Party reserves the right to select the method by which payments and credits are allocated to the Loan account of the Debtor in Secured Party’s sole discretion.

(iii)
Disputed Payments.  Without prejudice to any of the rights and remedies of Secured Party under the Loan or (as the case may be) any of the other Debt Documents, all written communication concerning disputed amounts, including any check or other payment instrument that (a) indicates that the written payment constitutes “payment in full” or is tendered as full satisfaction of a disputed amount or (b) is tendered with other conditions or limitation must be mailed or delivered to the Secured Party at the address for billing inquiries and/or correspondence shown on the invoice or statement and not to the payment address.

(iv)
Compliance with Applicable Laws.  It is the intention of the parties hereto to comply with any applicable usury laws; accordingly, it is agreed that, any provisions in the Loan to the contrary notwithstanding, in no event shall the Loan require the payment or permit the collection of interest or any amount in the nature of interest or fees in excess of the maximum amount permitted by applicable law as now or hereafter construed by a court of competent jurisdiction.  If any such excess interest is contracted for, charged or received pursuant to the Loan, or in the event that all of the principal balance under the Loan shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received shall exceed the maximum amount of interest permitted by applicable law as so construed, then in such event any such excess which may have been collected shall, at Secured Party’s option, either be credited to the unpaid principal balance of or other amounts payable under the Loan as a prepayment of principal or such other amounts, without any prepayment fee, or refunded to Debtor, and the effective rate of interest shall automatically be reduced to the maximum lawful rate allowed under applicable law as now or hereafter construed by a court of competent jurisdiction.  Without limiting the foregoing, all calculations of the rate of interest contracted for, charged or received with respect to the Loan which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the fullest extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness, all interest at any time contracted for, charged to or received from Debtor in connection with such indebtedness. Notwithstanding the foregoing, if any applicable law is amended or the law of the United States of America preempts any applicable law, so that it becomes lawful for Secured Party to receive a greater interest per annum rate than is presently allowed, Debtor agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended law or the law of the United States of America.

(v)
Information Sharing Consent.  Debtor and each of Debtor’s affiliates authorize Secured Party to disclose information about Debtor and Debtor’s affiliates that Secured Party may at any time possess to any Secured Party affiliate, successor, assign and/or participant, and/or to any manufacturer or vendor of any property subject to the Loan or to any other party with a financial interest in the Loan, whether such information was supplied by Debtor to Secured Party or otherwise obtained by Secured Party.

(vi)
Secured Party Assignment.  Secured Party, from time to time, may assign, sell, or transfer in whole or in part its interests in the Loan, or any of its rights under any of the other Debt Documents, including servicing rights, whether as part of a securitization transaction or by participation, assignment, sale or other transfer (in each case, a “ Secured Party Transfer”).  Upon a Secured Party Transfer of Secured Party’s entire right and interest under the Loan and (as the case may be) any other Debt Documents, Secured Party shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Secured Party contained in the Loan and (as the case may be) any other Debt Documents arising or accruing from or after the assignment.

(vii)	Governing Law. THE STATE OR COMMONWEALTH INDICATED IN THE GOVERNING LAW PROVISION SET FORTH IN THE MASTER AGREEMENT AND THE NOTE SHALL BE REPLACED WITH THE STATE OF NEW YORK.

(viii)
Consent to Jurisdiction.  Any legal action or proceeding with respect to this Loan or any other Debt Documents, shall be brought exclusively in the federal or state courts located in the State of New York, and Debtor accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided, however, that nothing in this Loan or any other Debt Documents shall limit or restrict the right of Secured Party to commence any proceeding in the federal or state courts located in the state in which any Collateral is located to the extent Secured Party deems such proceeding necessary or advisable to exercise remedies available under this Loan or any other Debt Documents or to commence legal proceedings or otherwise proceed against the Debtor in any other jurisdiction. Secured Party and Debtor hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

2.
Promotional Materials.  Debtor hereby confirms that Secured Party is authorized and permitted to use Debtor's name, logo and/or trademark in connection with certain promotional materials that Secured Party may disseminate to the public in connection with the transaction contemplated under this Loan, the Master Agreement and/or (as the case may be) any other loan entered into under the Master Agreement and the business relationship between Debtor and Secured Party established under the Master Agreement and each loan, and such promotional materials may include, but are not limited to, presentations, brochures, internet website, advertising in newspaper and/or other publications.  Secured Party agrees, if Debtor so requests in writing, to give Debtor an opportunity to review and comment on any such promotional materials.

Except as expressly modified hereby, all terms and provisions of the Master Agreement shall remain in full force and effect.  In the event of any conflict between the provisions of this Collateral Schedule and the provisions of the Master Agreement, the provisions of this Collateral Schedule shall prevail with respect to the Loan created hereunder.  This Collateral Schedule is not binding or effective with respect to the Master Agreement or Collateral until executed on behalf of Secured Party and Debtor by authorized representatives of Secured Party and Debtor, respectively.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Collateral Schedule in one or more counterparts, each of which shall be deemed to be an original, as of the date indicated below.

SECURED PARTY:		DEBTOR:
GE Capital Commercial, Inc.		Apio, Inc.

By:	/s/ Kevin Deady	By:	/s/ Gregory S. Skinner

Name:	Kevin Deady	Name:	Gregory S. Skinner

Title:	Authorized Signatory	Title:	Vice President

Signature Page for Collateral Schedule No. 8727912-001

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

7	1996 GMC Sierra Pickup; brown	1000013	1GTEK19K3RE556510
762	2001 Chevy; CK15703; white		1GCEK14V21Z113392
1325	'87 International Flatbed	1000050	1HTLDUGP3HH504330
1560	1999 Silverado; pewter	1000763	1GCEK19TOXE226555
1638	2000 Silverado; gold		1GCEC19T9YZ328735
1650	Ford Explore, 2000, white		1FMZU63P1YZB89655
2221	Watering Truck		1HTAR1825BHB24745
2384	2006 Chevy Silverado		1GCHK29D26E191012
2430	2005 Chevy		LAST FOUR DIGITS 7214
2496	VA Trans Truck - 08 Intl 4300		HTMMAAN08H560509
2530	2008 GMC Sierra 1500		2GTFK13M081184859
2583	GMC Sierrra 2008	243075
2627	Toyota Tundra 4x4 2010 White		5TFUM5F19AX003538
2629	Toyota Tundra 4x4 2010 Silver		5TFUM5F13AX002868
2666	2010 Chevy Silverado Gray	8Z65129	1GCSKTE35AZ132787
2670	2010 Chevy Silverado Silver		3GCRKSE3XAG289255
2671	2010 Chevy Silverado White	47270A1	3GCRKSE37AG295174
2685	2011 GMC Sierra 1500 Grey		3GTP2VE37BG258622

248	Conference Room Furniture	3001008
265	Receptionist Console
278	Plymold Flat Bench Units		FF77896
1780	InFocus ZGA Projector
2174	Apio PMA Booth Graphics
2203	Cal Ex Office Lshld Imrvmnts
2218	Cubicles for QA Lab
2336	Entrance & Truck "Apio" Signs
2337	VA Office Furniture
2348	VA Break Room 5 Tables
2406	Refrigeration Units for PMA		0609001391 & 0609001392
2550	New Trade Show Booth
2552	QA Office Furniture
2560	Lab Furniture

275	Plant Video Camera Equipment	1000806
368	Phone Wiring, New
1541	Fire Safe - Media Manager	3001212
1629	HP Laserjet Printers
1774	HP LaserJet 4100TN		USBGC00778
1788	JD Edwards System	SOFTWARE	M1H36A02R
1892	JD Edwards System	3001203
1927	Toshiba Tecra M2 PTM20U-OM	1001388	44049468P
2032	FireKing Electronic Media Safe	CAL-EX	DS1817-1LG
2101	MS MBL Visio Std 2002		D86-00916
2142	JDE-T2 + Array
2167	Acer 17" LCD Screens	1001341-45
2168	Motorola Hand Radios

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

1 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012
DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2193	Cisco Wireless Access Points
2211	Expansion Array for JDE	3001042
2240	Lexicom AS2	3001047
2255	JD Edwards
2258	Client Software Cmplcy
2290	HP Proliant DL140	3001028	M03FMF6238
2291	Cisco Firewall	3001044	CON-SNT-PKG7
2299	Auto Cad
2313	Antivirus Server
2323	Softshare Delta/ECS
2335	Avaya Phone System	3001204
2370	Internet Redundancy - Radware
2371	MS Office & MS 2003 Server
2372	Security Camera	4000221
2380	Justice Lab - Chrome
2399	Data Warehouse Server	3001214
2400	Cognos Contributor
2402	Avaya Phone Win VCL 8 channel
2405	RFID Wal-Mart Project
2410	EDI Backup Server	3001219
2421	Citrix Service	3001216-218	100J3-100J1-100HY
2427	Easy Pay Manager
2437	BackUp Server Replacement
2440	Tech Display Equp 4 Tradeshows	3001175
2504	RF Scan Gun
2507	Engine Room Monitoring Device	3001213
2508	Cognos
2519	New File Server APIOFS1	3001215
2521	RF Scan Gun
2523	Engine Rm Monit Device
2526	Bck Up & Recovery For Cognos
2532	Laptop D Sherrod
2533	Laptop For Ray Clark	3001211	28361708Q
2536	2 MS SQL Servers - Enterprise
2561	Weight Ticket Sftwr & Hrdwr
2563	Wireless Infastructure Project	3001201
2581	Expansion Array	3001200
2607	Apio E-mail Server	3001202
2608	QA Data Colection Hardware
2611	140 Windows 08 Server Licenses
2612	109 SQL 2008 Access Licenses
2642	NetAPP Raid Array	3001197
2664	Co-Pack IT System Equipment
2684	VM Ware Expansion
2749	Office 2010 Upgrade

16	Metal Detector	2000182	21981
36	Metal Detector	2000238	12011-03
51	Combo Scale	1000713

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

2 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

61	Platform	1000714
116	Upgrade to Cooler Racks
118	Metal Detector	1000061	13292-01
127	Chain Hoist
139	Floor Scale
145	Newtec Scale
156	Ice Pulverizer	2000200
187	Slicing Wheel
191	Addition to Metal Detector
209	Coils
211	Packaging Equip (D'Arrigo Bros	1000712
260	Mini Tray Machine
266	Electric Chain Hoist w/15' cha
291	Bagger (VA Expansion)
335	Cascading Dryer Conveyor
338	Celery Cutter Machine	2000356
354	Metal Detector, Safeline	100081B	42329
357	Yellow Waste Bins (30)
362	Submersible Sump Pump	30001114
364	Cull Elevator	1000070A	117652-A
374	Blue Macro Bins 34-FVLF (40)
395	Processing Line - VA	1000071	15026-1
406	Green Cauliflower Trays(7,500)
409	40hp Sullair Compressor	2000362	003-123548/005-D17399
436	Broccoli Line (VA Expansion)
465	Green Chillpck TrayTote(2,400)		018592E04M
472	Cauliflower Line (VA Expansion
486	Marathon Trash Compactors (2)
492	Green Chillpck TrayTote(2400)
494	Green Chillpck Tray/Tote (400)
518	Haug AS-400 Auto Tray Sealer
530	Green Chillpck TrayTote(2400)
551	Green Chillpck TrayTote(2400)
575	Red Chillpck TraTote(2400)
579	Party Tray Line/Sealer (Expans
584	Red Chillpck TrayTote(2400)
587	Red Chillpck TrayTote(2400)
590	Red Chillpack Tray/Tote (300)
683	Haysen Bag Forming Collars		72769DSL
685	Cooler Fans
707	Tru - Hone Knife Sharpener
710	Processing Line Conveyer Exten
1049	Cull System	1000070B	117652-B
1065	Scale Feed/Distribution System
1172	Yellow Cauliflower Trays(4000)
1255	Bagger - IIIapack	1000073	1186224
1270	Cauliflower Line	1000074
1284	Cauliflower Totes
1314	Reyco Cull System	2000346
1342	40' Container		VC5714

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

3 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012
DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

1604	Barnes Pump	2000115	0663033-0998
1666	Barnes Pump	2000116	1189-52596
1671	Ice Injector	1000157G
1723	Packing Line (VA Expansion)
1741	Chlorination system	2000121
1801	Hytrol Conveyer System
1815	DSL Forming Collars
1884	VA Truck Scale
1889	VA Broccoli Chilled Wash Line	30001123
1890	Automated Square Tray Sealer
1963	PVCA-STC Leak Testers
1975	Floor Scale w/ Ramp
1979	Ice Extruder Plates
2020	Upgrade VFFS VA Machines #1
2021	Upgrade VFFS VA Machines #2
2022	Upgrade VFFS VA Machines #3
2023	Upgrade VFFS VA Machines #4
2024	Upgrade VFFS VA Machines #5
2025	Upgrade VFFS VA Machines #6
2038	One 24"x5'0" Dewatering Shaker	2000308
2043	24"x8' Incline Belt Conveyor
2049	Reservoir for Crown Line
2050	Galvanized Rails for Conveyor
2060	Injection Mold
2097	Haug Tray Sealer
2098	Twin Pick Rack System
2143	Macro Bins (Blue) (40)
2144	Macro Bins (Gray) (30)
2145	Maintenance Dept Storage
2147	Pallet Stretch Wrap Wrapper
2154	Macro Plastic Bins (530)
2157	Cauliflower Wash & Trim
2158	Ink Tray Conveyor Re-Config
2161	Wash & Drying Line	4000258
2165	Ice Injector Overhaul
2169	Mini Me Tray Machine
2170	Yamoto Sigma Scale
2173	Universal Labeling Machines
2175	Tray Machines	4000262
2176	VA Line Inkjet Printer (5)	2-225
2181	Tray Line Metal Detector	2000255
2182	Raw Broc Hopper	2-186 2-205
2185	Hoppers/Scales for Bagger #5
2186	AS 400 Additions	2000241
2188	Broccoli Macro Bins (1568)
2189	Macro Bins (Blue) (50)
2190	Macro Bins (Gray) (50)
2192	Broc Dispersing Belt
2195	Convert Cauli Ln to BrocTrimLn
2197	P&P 4" Membrane Setup

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

4 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012
DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2201	Raw Product Green Trays
2204	AS400 Tray Machine
2205	AS300 Tray Machine
2213	Receiving Area Shade Canopy
2215	Tray Machine
2216	2001 Wiggins 12 Pallet Frklft		WLC-012041
2217	Lab Shrink Wrap Machine	3001233
2219	Ammonia Detection System
2226	Analytical Balance	3000125
2227	90 Degree Radius Take-Away
2228	Pack off Conveyor
2229	Metal Detectors	2000259	S/N-2000259
2230	Incline Elevator	2000335
2231	Ink Jet Printer	2000231
2233	Broccoli Slaw Processing Unit	2000336
2234	Triple Wash Line w/Chiller
2235	100hp Sullair Compressor	2000361
2236	Scale
2237	Twin Tube Bagger
2238	Punch and Patch Systems (5)
2241	Metal Detector	2000246
2242	Ink Jet Printer	2000267	BJ502
2243	Auto Labeler	3001189	L15H 0604L
2244	Burst Tank
2246	Petite Tray Sealer Plates
2247	Tray In-Feed System
2248	Packing Conveyor	4000260-261
2249	Labeling Conveyor
2251	Triple Wash Line w/Chiller
2253	Inkjet Printers
2254	Auto Labeler	30001078
2257	Metal Break and Sheer	2000357
2261	In Store Tray Carrier Plates
2262	Membrane Die & Adhesive Roller
2263	Conveyor Modification
2264	Scales		SN 070380050085
2266	Metal Detector	2000242	39243
2268	Metal Detector
2269	Auto Labeler	3001162	L15D 4209HRW
2270	Auto Labeler	2000281	L15D 3955HLW
2271	Auto Labeler	3001088	L15D 4152HLW
2272	Auto Labeler	3001191	L60 HAUG-1604L
2273	Auto Labeler	3001193	L60 HAUG-1603R
2275	90 Degree Radius Take-Away
2276	90 Degree Radius Take-Away
2277	90 Degree Radius Take-Away
2278	90 Degree Radius Take-Away
2279	90 Degree Radius Take-Away
2280	Incline Elevators
2281	Incline Elevators

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

5 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2282	Inkjet Printer	2000226
2283	Inkjet Printer
2284	Metal Detector	2000173	22173
2286	Ink Jet Printer	2000288
2287	Auto Labeler	2000279	L15C 3906HRW
2288	Auto Labeler	2000287	L15C 3907HLW
2289	Pentetrometer	3001154
2293	Dunk Tank
2295	Punch and Patch System	4000256	L60D 996RT
2296	Punch and Patch System	2000224	L60D 967RT
2297	Punch and Patch System	4000257	L60E 1213R
2298	Punch and Patch System	2000219	L60E 1212R
2302	Chiller Mueller Freon
2308	Garden Veg Tray Automation
2309	Ink Jet Printer	30001081
2310	CC Stalk Slicer	2000329
2311	Haug Tray Sealer	3001082	176381
2315	In-store tray Automation
2316	Snap Pea Conveyor
2322	Tables with Adjustable Legs
2327	Petite Machine	3001068	51K9060-CWT
2328	Metal Detector	3001069	S/N-LINE 15
2329	Auto Labeler	3001070	L150-4151HLW
2330	Auto Labeler	3001071	L15D-4118HRW
2331	Ink Jet Printer	3001067	BV528
2332	90 Degree Radius
2333	Take-Away Conveyor	3001090
2334	Flex Wash Line	2000312
2341	Cooler Scrubber Machine	3001126	T7-10259316
2343	Metal Detector Tubs
2344	Box Chute
2345	Stainless Tables	3001072-1076
2346	2 Ink Jet Printers
2351	VA Raw Product Bins (500)
2354	Auto Labeler	3001185	L15D 4015HLW
2355	Auto Labeler	3001079	L15D 4050HLW
2356	Auto Labeler	3001188	L15D 4032HLW
2357	2002 Club Car		E0220148367
2358	2001 Club Car		E0335318201
2361	Air Hoist for Spin Dryer	2000381
2362	Reyco Enhancements/Relocation
2363	Snack Line Tray Line Heater
2365	Carrot Distribution System
2378	O2/CO2 Analyzer from PBI	3001017
2381	Cooling Evaporator
2393	Auto Labeler	3001183	L15D 3956HLW
2394	Auto Labeler	3001163	L15D 4204HLW
2395	Auto Labeler	2000276	L15D 4046HRW
2396	Pallet Shrink Wrap Machine	3001232	Q300 LANTECH
2397	Punch & Patch Equip - Sd Dish

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

6 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2398	Burst Tank Tray Room	2000123
2401	AS320W 4up Tray Sealer
2412	Cauliflower Line - #2
2413	Auto Labeler	30001105	L15D 4133HLW
2414	Auto Labeler	3001165	L15C 3917HRW
2416	Speed Door #1
2417	Speed Door #2
2418	Speed Door #3
2419	Pack Off Equipment
2420	De water Shaker	2000306
2422	Ice Plant rebuilt in 2007
2428	Checkpoint Gas Analyzer	3001095
2429	2 Door Refrig Unit for Lab
2432	Snack Tray Tooling
2433	Ice Plant Rebuild
2434	Labeling Conveyors (4)	2000125 -128
2442	Broccoli Sizer(shaker equip)
2444	CIP Patch Punch/Applicator
2445	Cold Room 2 Units
2456	Reyco Fridge Incubator	3001135	Y08F-317191-YF
2457	Incubator Bod10a		V06F-308919-VF
2458	Low Temp Incubator Model 815	3001136	WB54507372
2459	Tray Sealer	3001152
2460	EG & G Chromatog Equp	3001146
2461	Spectrophotometer	3001138
2462	Pressure Decay & Occlusion Tes	3001139	972332
2463	Pressure Decay & Occlusion Tes	3001140	972375
2464	Heat Sealer	3001142	98-20921
2465	Circulating Bath	3001131/1133
2467	Carbon Dioxide Analyzer	3001133
2470	Agilent 6850 Series GC System	3001156
2471	Flowboard 9 station 3 gasses	3001145
2472	Oxygen Permeation Analyzer	3001148
2473	Portable Counting Scale	3001149
2474	Satorius Top Bloading Balance	3001150
2475	Heat Sealer	3001151
2476	Bridge Portable CO2/O2 Analyze	3001011
2478	Bridge Portable CO2/O2 Analyze	3001155
2481	Stnlss Steel Drop Tube w/flang
2484	Metal Detector
2485	Precision Air Flow Test Device
2486	Racking- Tomato Room
2487	Raw Product Bins (1400)
2488	VFFS Indexer
2489	Gas Sweeper Model 6330 Exterra
2490	Scrubber -Adv Model 4530 AXP	3001167	2011502
2491	VA Plant Evaporators 2007
2492	Raw Product Whrse Speed Doors
2494	Lantech Stretch Wrapper	3001173
2495	Plant Emergency Lighting

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

7 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2497	Kalmar 12 Pallet Forklift
2498	Forklift Terminal Scanners (6)
2500	Chlorine System
2501	Metal Detector
2502	Auto Labelers (2)	1157, 0269	L15D 4242HKRL15D 4051HLW
2503	Tote Washer
2506	Sward Harness Rocker
2517	Tray Pack Off Equipment
2518	Air Compressor and Dryer	30001170	68846-T02
2520	Broc Air Knife Systems
2524	Forklift Battery Chargers
2525	2 Auto Labelers	0286, 0278	L15D 4049HLW L15D 4049HLW
2527	Checkpoint O2/CO2 Analyzer
2528	Raw Product Totes (1,000)
2534	2 Ink Jet Printers
2535	2 Auto Labelers	1190, 1194	L15D 4042HRWL15D 4048HRW
2537	Bagger # 7 Punch & Patch
2538	Instore #15 Punch & Patch
2539	Bagger Forming Collars Tubes
2540	Product Shade Area
2542	QA Plant Burst Tank
2543	Checkweigher
2545	26" Wide Metal Detector
2546	Twin Bagger & Scale
2547	Slaw Line Shaker
2548	Trash Compactor
2551	Film Tray Sealer/ Seal & Peel
2553	NH3 Temp Sensor
2554	NH3 Temp Sensor
2555	Commercial Slicer
2556	Celery Processing Line
2557	Cooler Recirculator PLC Contro
2558	3 Daewoo Forklifts		CM00298 CM00299 CM00300
2559	Floor Pallet Scale
2562	2 Ink Jet Printers
2565	Black Celery Totes (10,000)
2568	2 Ink Jet Printers
2569	Punch & Patch Systems (2)	218, 222	L60E 1211L-L60D 968RT
2570	Twin Bagger Take-away/Pack Off
2571	Twin Bagger Inclice Conveyers
2573	Twin Tube Metal Detector
2574	(2) Cooler Evaporators
2575	Triple Stage Forklift Attach
2576	(3) Plant Evaporators
2579	Sams Instore Tray Line Convers
2582	Raw Product Bins (1425)
2584	Deli Cup Tray Sealer for Lab
2585	Kalmar 12 Pallet Forklift		T431050333
2587	Hand Washing Units
2589	Basket Hoist System

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

8 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012
DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2590	EG&G Chromatog Equip	3001147
2591	Circulating Bath
2592	Microscope Olympus BX40	3001195	8K03767
2593	GTIN Traceability Case Labelin
2594	Minipack tunnel 50 ss stnlss		4000292
2595	Bagger#2 control systm upgrade
2598	Tooling for round tray servo	2000233	3001108
2599	VFD Air compressor & Controls	4000293/294
2600	Air Storage tanks&Piping	4000296
2601	VFD Regulators & Controls	4000299	EL0849155874
2604	Raw Product Bins (1700)
2609	Blue Snap Pea Totes (22,980)
2610	Turbo 185 Ton Ice Maker	4000278	S09H0006001
2613	Tooling For 14x14 Tray - Haug	3001068A
2614	Motorola WT4090 Scanners	3001177-1180	00258-00232-00252-00270
2615	Green Cauli/Crown Totes 2,728
2616	H&C QX775D Tray Sealer	4000291
2617	Cup/Petite Line Packoff	2000243
2618	Plant Air Makeup System	4000279	9-366662
2619	VA Plant 3 Speed Doors	4000280-282	50438-50436-50437
2620	Utility Processing LIne
2621	Cup/Petite Line Take	4000290
2622	Cup/Petite Metal Detector
2623	Cup/Petite Ink Jet Printer	4000289	BP163
2624	Cup/Petite Auto Labelers (2)
2631	E5000 Cat Forklift Bin Dumper	2631	A4EC320288
2632	VFFS Indexer	4000288
2633	Cat P6000-LP #38 Yard Bin Wash	2633	AT31F03886
2639	Ugrade Ice Plant Supp Structur
2640	Ice Injector #2
2641	Forklift RFID for iGPS Readers
2643	Ice Injector	2000000A	960238
2644	4 Auto Broc Floret Machines
2645	Engine RM Pwr Trans Switch
2646	VA Plant Pwr Transf Switch
2647	Cooler Pwr Transf Switch
2648	Broc Floret & Cauli Machine
2649	4 Spin Dryer Baskets
2650	3 Butter Nut Peelers	270-271-272
2651	3-Spin Dryers	4000161-2-4	267131-267132-267133
2652	Green Cauli Totes Green(4,100)
2653	2 - Cooler Speed Doors
2654	VA Loading Dock Speed Door
2655	VA Plant Speed Door
2656	Broc Optical Sorter	4000263/264	L5378067-06
2657	Co-Pack Tray Tables
2658	Co-Pack Tray Labelers
2659	Co-Pack Tray Ink Jet Printers		FA590 & FA594
2660	Co-Pack Tray Labeling Belt	4000261
2662	Reyco System

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

9 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2663	Co-Pack Wash Line Chiller	4000277
2672	Macro Bins (Ivory) (685)
2674	Low Temperature Incubator	3001181	WB71424186
2676	Bagger Thermal Printers (2)
2681	Case Take-Away Conveyor
2682	Tennent Scrubber T15-Rider	4000240	T15-17142
2683	Broccoli Floret Machines (12)
2686	Cooler Evaporator Controls &
2687	QA Paperless System
2691	Forklift Attachment	4000116	112152
2722	Bagger Thermal Printers (8)
2723	Scale VFFS Yamato Sigma
2724	Bagger & Scale
2725	Slaw Line Expanded Capacity
2726	Incline Belting Bagger 1
2728	Triple Drop Hoppers&Inclines
2729	Support Frame for Bagger Scale
2730	Trolley System Bagger
2731	Take-Away & Packout
2732	Metal Detector
2733	Punch & Patch System
2735	Peeler 1 (Squash) & 6 Upgrades
2736	Macro Bins (Ivory) (1,352)
2737	Celery Optical Sorter
2738	Air Makeup System Expansion
2740	Cooling Tag Scanners (3)
2741	Punch & Patch Bagger
2742	Plant Water Booster Pump Systm
2743	Pressure Tunnel		#7ACV1105MCB
2744	Plant Air Evacuation System
2746	Cauliflower Auto-Trim Line
2750	Broccoli Auto-Floret Mchns (6)
2752	Evaporator (Cooler)	AGHN 071.2H

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

10 OF 10

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

Bagger	Sandiacere	TG20 LD	3004
Scale	Ishida	W-S/60 WP	91/13305
Bag Printer	Markem	SmartDate 3i
Scale Platform		2003
Conveyor Platform		2004
BG 69 In feed Shaker	FMC Allen	Syntron 2003	F72344 D009
Metal Detector	Loma	2007
Turntable
Box Printing conveyor	Lincoln Coder
Pack off conveyor
Labeler(s)	SATO	CL408e

Bagger	Sandiacre	TG320LD	2710
Scale	Ishida	CCW.M.214W.S/70.WP	00/13049
Bag Printer	Makrem	SmartDate 3i
BG 70 In feed Shaker	FMC Allen	Syntron 2003	F72344 D009
Pack off conveyor
Turntable
Metal Detector/ Box Printer	Eriez	Model V
Labeler(s)	SATO	CL408e

Bagger	Sandiacre	TG320LD	2655
Scale	Ishida	CCW.M.214W.S/70.WP	02/11878
Bag Printer	Makrem	SmartDate 3i
BG 71 In feed Shaker	FMC Allen	Syntron 2003	F72344 D009
Pack off conveyor(s)
Turntable

Tote Box Dumper 1	MTC Corp	2006
BG 1 Bin Veyor	MTC Corp	2006
BG 3 Size Grader	Key Technology	Iso-Flo 431523-1	03-92490-1
Tote Box Dumper 2	MTC Corp	2006
BG 4 Bin Veyor	MTC Corp	2006
BG 6 Size Grader	Key Technology	Iso-Flo 431523-1	03-92490-2
BG 7 Scoop Belt	FMC Allen	2003	F72335D001
BG 8 Distribution Shaker	Key Technology	Iso Flo 418445-1	94-32108
BG 9 Conveyor 9 - BG 8 to 27
BG 10 Snipper A Drive
BG 11 Small UBR		2005
BG 12 Conveyor UBR 1	Lakewood	2003
BG 13 Conveyor UBR 2	Lakewood	2003
BG 14 Conveyor A to 32
BG 15 Snipper B		2004
BG 16 Snipper D		2004
BG 20 Snipper C		2004
BG 21 Snipper E		2004
BG 25 Conveyor A to C	AMCS	2003
BG 27 Distribution Shaker D-3	FMC Allen
BG 28 Snipper 1
BG 29 Snipper 2
BG 30 Snipper 3
BG 31 Conveyor 1-E
BG 32 Conveyor F-J
BG 33 Conveyor 8 to 34
BG 34 Distribution Shaker F-J	Meyer	VF11-18-6	1217
BG 35 Snipper F		2004
BG 36 Snipper G		2004
BG 37 Conveyor Incline

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

1 OF 4

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012
DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

BG 38 Snipper H		2004
BG 39 Snipper J	Hughes
BG 40 Size Grader	Key Technology	Iso Flo 431487
BG 41 Conveyor 41 - Scoop	FMC Allen	2003	F72335D002
Tegra 1 Feed Shaker	Key Technology	2003	03-92498
Tegra 1 Sorter	Key Technology	2003	03-92498
BG 42 Conveyor Tegra 1	Lakewood	2003
BG 43 Conveyor Incline	Lakewood	2003
Tegra 2 Feed Shaker	Key Technology	Tegra	03-92497
Tegra 2 Sorter	Key Technology	Tegra	03-92497
BG 45 Reject Shaker Tegra 2	Key Technology	Tegra	03-92497
BG 46 Conveyor Incline	Key Technology	Tegra	03-92497
BG 47 Conveyor
BG 48 Conveyo-Tegra 2	Lakewood	2003
BG 49 Conveyor Incline	Lakewood	2003
BG 50 Distribution Shaker	Key Technology	Iso-Flo 417253-1	93-27641
BG 51 Grading Table	Lakewood	2003
BG 52 Grading Table	Lakewood	2003
BG 53 Grading Table	Lakewood	2003
BG 54 Conveyor 51 Return	Lakewood	2003
Rework Hopper	FMC Allen	2003	F72344D010
BG 55 Conveyor 52 Return	Lakewood	2003
BG 56 Conveyor 53 Return	Lakewood	2003
BG 57 Conveyor Cull Return	Lakewood	2003
BG 58 Conveyor 51-53	Lakewood	2003
BG 59 Conveyor Lyco Incline	Lakewood	2003
BG 60 Lyco Washer	Lyco	60' X 8' Cooler	RDB 0903-32800
Chiller 1 Lyco Compressor	Bohn
Chiller 1 Heat exchanger	Chester Jensen
Chiller 1 Pump	Tri Clover
BG 61 Drying Belt
Blower Main Line	Republic	1200
BG 62 Scoop Belt	FMC Allen	2003	F72344D003
Magnet	Eriez
BG 63 Incline
BG 64 Shaker with Gate	FMC Allen	2003	F72344D005
BG 65 Shaker with Gate	FMC Allen	2003	F72344D006
BG 66 Shaker with Gate	FMC Allen	2003	F72344D007
BG 67 Shaker with Gate	FMC Allen	2003	F72344D007
Chiller 3 Compressor	Bohn
Chiller 3 Process Water in	Chester Jensen
Chiller 3 Pump	Tri Clover
Process Water Pump	Tri Clover
Chiller 4 Process water Tank
Process Water Tank

Tote Box Dumper 3	MTC Corp	2006
BG 101 Binveyor	MTC Corp	2006
BG 103 Conveyor	Lakewood	2003
BG 104 Conveyor	Lakewood	2003
BG 105 Conveyor	Lakewood	2003
BG 106 Incline	AMCS	2003
BG 107 Distribution Shaker
BG 108 Alt Snipper 1		2011
BG 109 Alt Snipper 2		2005
BG 110 Alt Snipper 3		2005
BG 111 Alt Snipper 4		2011
BG 112 Conveyor 1-4		2011
BG 113 Conveyor Tegra 1

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

2 OF 4

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

BG 114 Conveyor
BG 115 Conveyor Incline
BG 117 Grading Table	Lakewood	2003
BG 118 Conveyor	Lakewood	2003
BG 119 Conveyor Incline	Lakewood	2003
BG 120 Lyco Washer	Lyco	60' X 4' Cooler	RDB 0903-32801
Chiller 2 Compressor	Bohn
Chiller 2 Heat Exchanger	Chester Jensen
BG 121 Drying Belt		2011
Blower Alt Line	Republic	1200
BG 122 Scoop Belt	FMC Allen	2003	F72344D004
Magnet	Eriez
BG 123 Conveyor Incline
BG 124 Hopper Shaker	FMC Allen	2003	F72344D010
BG 126 Incline with Gate	FMC Allen	2003	F72344D011
BG 127 Shaker with Gate	FMC Allen	2003	F72344D008
BG 128 Shaker with Gate	FMC Allen	2003	F72344D008

BG 151 Conveyor Tegra 2	Lakewood	2003
BG 152 Cull Grading	Lakewood	2003
BG 153 Conveyor	Lakewood	2003
BG 154 Reject Shaker T egra 1	FMC Allen
BG 155 Conveyor	Lakewood	2003
BG 156 Conveyor	AMCS	2003
BG 157 Conveyor
BG 158 Conveyor
BG 159 Conveyor Incline	Lakewood	2003
BG 162 Incline to UBR
BG 163 Conveyor UBR out

BL 3 Conveyor Truck inlet
BL 4 Incline Conveyor
BL 7 Bin Veyor
BL 8 Shaker	Key Technology
BL 9 Incline
BL 10 Shaker	FMC Allen
BL 11 Blower	FMC Allen
BL 12 Conveyor
BL 13 Size Grader	FMC Allen
BL 14 Conveyor Under 13
BL 15 Sizew Grader	Key Technology
BL16 Conveyor under 15
BL 17 Conveyor Under 15
BL 18 Conveyor Incline
BL 19 Distributiohn Shaker	Commercial
Bl 20 Grading Table 1
Bl 21 Grading Table 2
Bl 22 Grading Table 3
BL 23 Grading Table 4
BL 24 Grading Table 5		2007
BL 25 Conveyor 20-24
BL 26 Incline Conveyor
BL 27 Pump
BL Flume Tank
BL 28 Flume Incline
Tank chiller 1	Bohn	25 Hp
Tank chiller 2	Bohn	20 Hp
Water Storage Tank

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

3 OF 4

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

Storage Tank Chiller	Filtrine	5 Hp
BL 29 Shaker	Key Technology
BL 30 Drying Belt	Reyco
BL 31 Blower	Reyco	25 Hp
BL 32 Blower Filter	Reyco
BL 33 Incline to Dry Room
BL 34 Pump
BL 35 Pump
BL Pivot Chute		2007
700 - Totes folding
Compressor 1	Comp Air	100 Hp
Compressor 2	Atlas Copco	60 Hp
Compressor 3	Atlas Copco	60 Hp
Air Dryer	Domminick Hunter
Air Tank Vetical	Gal Air	600
Air Tank Horizontal	Gal Air	200
ORP System Main Line	Pulse Instruments
ORP System Alternate Line	Pulse Instruments
Control Panel	Square D
Power Factor Unit	Square D
Floor Scale 1
Floor Scale 2
Floor Scale 3
Battery Charger	Raymond
Battery Charging statioin	Toyota
Water & Septic Pumps
Baler
Trash Compactor
Racking
Floor Scrubber	Tennant	5700
Freezer
Dock 1 Plate & Enclosure	McCormick
Dock 2 Plate & Enclosure	McCormick
Dock 3 Plate & Enclosure	McCormick
Time Clock
Electrical Transformer 1
Electrical Transformer 2
Electrical Transformer 3
Electrical Transformer 4
Electrical Transformer 5

Office Equipment

Big Jack Bean Harvestor 120 "
Kubota Tractor
Pixall Big Jack
Pixall Big Jack
1996 Pixall Big Jack
Trailer
Trailer
Trailer
Trailer #5, install conveyor
1987 Ford Dump Truck
2006 Dodge Ram 4x4

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

4 OF 4

ANNEX A-3
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	26 Industrial Drive, Hanover, PA 17331

Asset Description	Manufacturer/Make	Model	Serial Number

Bagger	Sandiacere	TG20 LD	X87857
Scale	Yamato	ADW-714SWH	WG000730
Bag Printer	Markem	SmartDate 3i	7775292
Scale Platform		2003
Transfer Belt		2008
Metal Detector	Fortress	Phantom
Turntable
Box Printing conveyor	Loveshaw	MICROJET III B	1705127-218B
Labeler(s)	SATO	CL408e	9M030149
Label winder	Label Acessories Inc.	GLR-100	RC790016

Bagger	Sandiacre	TG320LD	X87897
Scale	Yamato	ADW-714SV	MA87894/WG070531
Bag Printer	Makrem	SmartDate 3i	7775011
Metal Detector/	Fortress	Phantom
Turntable
Box Printing conveyor	Loveshaw	MICROJET III B	B805501-218B
Labeler(s)	SATO	CL408e	7G03537

Tote Box Dumper 1	D & E Farms
EvenFeeder	D & E Farms
#3 Conveyor	D & E Farms
#4 Incline Conveyor	D & E Farms
Magnet	Eriez
#5 Distribution Shaker	D & E Farms
#6 Snipper 1	D & E Farms
#7 Snipper 2	D & E Farms
#8 Snipper 3	D & E Farms
#9 Snipper 4	D & E Farms
#10 Snipper 5	D & E Farms
#11 Snipper 6		2012
#12 Snipper 7	D & E Farms
#13 Snipper 8	D & E Farms
4 Pumps
Heat Exchanger 2
Trough and Flume Tank	D & E Farms
#30 Incline From Flume	D & E Farms
Air Blower
Water Separator	D & E Farms
#31 Incline Conveyor	D & E Farms
#32 Distribution Shaker	D & E Farms
#33 UBR 1	D & E Farms
#34 UBR 2	D & E Farms
#37 Size Grader	D & E Farms
#38 Size Grader	D & E Farms
#39 Grading Table 1	D & E Farms
#40 Grading Table 2	D & E Farms
#43 Transfer Belt	D & E Farms
#44 Scoop Belt	D & E Farms

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

1 OF 2

ANNEX A-3
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	26 Industrial Drive, Hanover, PA 17331

Asset Description	Manufacturer/Make	Model	Serial Number

#45 Shaker Conveyor	D & E Farms
#46 Drying Belt 1	D & E Farms
#47 Drying Belt 2	D & E Farms
#48 Drying Belt 3	D & E Farms
#49 Shaker Conveyor	Commercial	Iso-Flo
#50 UV Incline Belt	D & E Farms
UV Lights	Reyco
#52 Shaker with Gate	Key Technology	Iso-Flo
#53 Side Shoot Conveyor	D & E Farms
#53A Transfer Conveyor	D & E Farms
#54 Conveyor	D & E Farms
Tote Box Dumper 2	D & E Farms
#55 EvenFeeder	D & E Farms
#56 Incline Conveyor	D & E Farms
#57 Conveyor	D & E Farms

Compressor 1	Quincy QT10	QT10VT00012	20070922-0016
Compressor 2	Quincy QT15	QT15	QU1105100023
Air Dryer	PARKER	TW055-A1-JCE	110501934
Air Dryer	PARKER	TW40	80300134
ORP System Main Line	Pulse Instruments
Floor Scale 1	METTLER TOLEDO	XIF	00451046DK
Drain Water Screen
Baler
Pallet Wrapper	PHOENIX	PRTL2150	7091696
Push Back Racking
Racking
Floor Scrubber	Advance
Freezer
Dock 1 Plate & Enclosure	SERCO
Dock 2 Plate & Enclosure	SERCO
Dock 3 Plate & Enclosure	SERCO
Time Clock
Pallet Jack #1	Toyota	7HBW23	34558
Pallet Jack #2	Toyota	7HBW23	34559
Office Equipment
Truck Scale	Fairbanks	120 ton cap	PIT 6020-HVA09
300 - Totes folding est.

Forming Tube		Retail 12 oz
Forming Tube		Retail 12 oz
Forming Tube		Retail 32 oz
Forming Tube		Retail 32 oz
Forming Tube		Food Service/ 5 lb

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

2 OF 2

ANNEX A-4
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	7909 S. Crossway Drive, Pico Rivera, CA 90660

Asset Description	Manufacturer/Make	Model	Serial Number

Bagger	Line Equipment	LE360	60645
Scale	Ishida	CCW-R	P2966927
Bag Printer	Markem - Imaje	Smartdate 3i	GP1081141
Mezzanine
Metal Detector	Eriez	Model V	123938
In feed / incline conveyor(s)
Out feed conveyor(s)
Turntable
Pack off conveyor(s)
Box Printer	Lincoln Coder	50-R
Labeler(s)	SATO	CL408e	OAO30191

Bagger	Line Equipment	LE360	69090
Scale	Ishida	CCW-RZ
Bag Printer	Markem - Imaje	Smartdate 3i	GP1081125
Mezzanine
Metal Detector	Advanced Detection		1200
Transfer conveyor
Out feed conveyor(s)
Turntable	Smalley		9686-01
Box Printer Conveyor	Laughlin Corporation
Labeler(s)	SATO	CL408e	OAO30096

Tote Bin Dumper
Binveyor		2007
Incline Conveyor
Distribution shaker	Key Technology	S1043492	445538-03611
Snipper 1		2011
Transfer Conveyor 1		2011
Snipper 2		2006
UBR 1
Snipper 3		2006
UBR 2
Snipper 4		2006
UBR 3
Snipper 5		2006
UBR 4
Snipper 6		2011
Transfer Belt 2		2011
Rework Belt
Flume Tank
Incline out of Flume		2010
VST Sorter
Grading Table 1		2011
Grading Table 2		2011
Chiller	Trenton Refrigeration	4 DA3 R18 MET	CCK0814365
Chiller coil

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

1 OF 2

ANNEX A-4
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	7909 S. Crossway Drive, Pico Rivera, CA 90660

Asset Description	Manufacturer/Make	Model	Serial Number

Water Pump	AMT	4909-9B	1626-312
Blower	Republic	RB1200HC	40405773
Water Filter System	Rosedale Products	MC8-30-2P	236273

Battery Charger for Fork Lift	Flex200	FLX20018865T1H	07N1108M
Battery Charger for Fork Lift	Silver Star	18-750FRT	307PP10618
Air Compressor 1	Ingersol Rand	2475N7.5	611290020
Air Compressor 2	FS Curtis	E71V and VT12-A3	EA101067 24XR68
Air Dryer	Gardner Denver	RNC100A1
Floor Scale #1	U Line	5000 lb
Floor Scale #2	U Line	5000 lb
Pallet Jack #1	Toyota
Pallet Jack #2	Toyota
Pallet Jack #3	Crown
Pallet Jack #4	Crown
Office Equipment

Foamer	Chemco
Forming Tube		Retail 12 oz
Forming Tube		Retail 12 oz
Forming Tube		Retail 12 oz
Forming Tube		Retail 32 oz
Forming Tube		Food Service/ 5 lb

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

2 OF 2

ANNEX A-5
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	9095 17th Place, Vero Beach, FL 32966

Asset Description	Manufacturer/Make	Model	Serial Number	Location

Bagger	Sandiacre	TG320 LD	2786	Packing Room
Scale	Yamato	ADW-714SWH	WG980796	Packing Room
Bag Printer	Markem	SmartDate 3i		Packing Room
Mezzanine				Packing Room
Metal Detector	Advanced Detection			Packing Room
In feed incline conveyor				Packing Room
Transfer Conveyor				Packing Room
Out feed conveyor				Packing Room
Metal Detector	Advanced Detection			Packing Room
Turntable				Packing Room
Box Printing conveyor	Lincoln Coder			Packing Room
Labeler	SATO	CL408e		office

Tote Box Dumper	MTC Corp			Grading Room
BinVeyor	Key Technology			Grading Room
Collection Conveyor				Grading Room
Incline Conveyor				Grading Room
Distrubution Shaker	Key Technology	Iso Flo 434026-1	2005 Green Glen	Grading Room
Snipper 1		2006		Grading Room
UBR 1		2011		Grading Room
Snipper 2		2006		Grading Room
UBR 2		2011		Grading Room
Snipper 3		2006		Grading Room
UBR 3		2011		Grading Room
Snipper 4		2006		Grading Room
UBR 4		2012		Grading Room
Flume Water Pump				Grading Room
Rework Conveyor	Lakewood			Grading Room
Flume Tank				Grading Room
Incline out of Flume				Grading Room
VST Sorter				Grading Room
Grading Table				Grading Room
Chiller Compressor	Bohn	20 Hp		West side of Building
Chiller Coil		2010		West Side of Building
Blower		7.5Hp		Grading Room
Water Tank & Stand		800 Gallon

Fork Truck 1	Toyota	7FBEU15	114766	Warehouse
Fork Truck 2	Toyota	7FBEU15	61596	Warehouse
Battery Charger	Toyota			Warehouse
Battery Charger	Toyota			Warehouse
Floor Scale	5000 #	GSE 350		Warehouse
Floor Scrubber	American-Lincoln			Warehouse
Air Compressor	Ingersol Rand	15 Hp		East outide of building
Air Dryer				Outside of Building
Product Racks				Finish Cooler
Film Racks				South Packing Room
Office Equipment				Offices

Forming Tube		Retail 12 oz		South Packing Room
Forming Tube		Retail 32 oz		South Packing Room
Forming Tube		Food Service/ 5 lb		South Packing Room
Sanitation Foamer				South Packing Room

INITIALS DEBTOR:  /s/  GSS

INITIALS SECURED PARTY:  /s/  KD

1 OF 1